Exhibit 99.1

Woodford Shale Gathering Processing and Market Access Randy Nickerson – Chief Commercial Officer April 2008

2 Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “w ill,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “potential,” and other comparable words, regarding future or contemplated performance, transaction, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Among the factors that could cause results to differ materially are those risks discussed in our Form S-1, as amended, our Annual Report on Form 10-K for the year ended December 31, 2007, and our Quarterly Reports on Form 10-Q, as amended, each as filed with the SEC. You are also urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those filings, which identify and discuss significant risks, uncertainties and various other factors that could cause actual results to vary significantly from those expressed or implied in the forward-looking statements. If any of the uncertainties or risks develop into actual events, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: ¦ Fluctuations and volatility of natural gas, NGL products, and oil prices; ¦ A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; ¦ A reduction in the demand for the products we produce and sell; ¦ Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; ¦ Effects of our debt and other financial obligations on our future financial or operational flexibility; ¦ Construction, procurement, and regulatory risks in our development projects; ¦ Hurricanes, fires, and other natural and accidental events impacting our operations; ¦ Terrorist attacks directed at our facilities or related facilities; ¦ Changes in and impacts of laws and regulations affecting our operations; and ¦ Failure to integrate recent or future acquisitions.

3 This presentation utilizes the Non-GAAP financial measure of Adjusted EBITDA. We define Adjusted EBITDA as net income or loss before interest, provision for income taxes, depreciation and amortization expense, non-cash compensation expense, and non-cash unrealized derivative gain / loss . Adjusted EBITDA is not a measure of performance calculated in accordance with GAAP, and should not be considered in isolation or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. Adjusted EBITDA is presented because such information is relevant and is used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of Adjusted EBITDA is useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations. Additionally, management believes that Adjusted EBITDA provides additional and useful information to our investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. The presentation of Adjusted EBITDA allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. The GAAP measure most directly comparable to Adjusted EBITDA is net income. Please see the Appendix for our calculations of Adjusted EBITDA along with the appropriate reconciliation. Non-GAAP Measures

MarkWest Overview

5 MarkWest Energy Partners Overview MWE: The Assets ¦ Southwest Business Unit East Texas gathering and processing system Oklahoma gathering and processing systems Centrahoma processing JV Lateral pipelines to power plants 12 Other Southwest gathering systems ¦ Gulf Coast Business Unit Javelina processing facility Starfish offshore pipeline JV ¦ Northeast Business Unit Strategically located processing and fractionation facilities in Appalachian basin Interstate crude oil pipeline in Michigan Gas transmission and processing facilities in Western Michigan MWE: The Company ¦ Growth-oriented, customer-focused midstream company committed to providing superior and sustainable returns for our unitholders ¦ Equity: 50.9 million common units (NYSE) ¦ Long-term debt: $725 million ¦ 2007 Adjusted EBITDA: $200.4 million ¦ 2007 Annualized Distribution: $2.28 per common unit ¦ Market cap (3/20/08): $1.7 billion ¦ Enterprise Value (3/20/08): $2.3 billion

Geographic Footprint



- **Michigan**
  - 250-mile interstate crude pipeline
  - 90-mile gas gathering pipeline
  - 35 MMcf/d gas processing plant
- **East Texas**
  - 440 MMcf/d gathering capacity
  - 200 MMcf/d processing plant
- **Western Oklahoma**
  - 145 MMcf/d gathering capacity
  - 100 MMcf/d processing plant
- **Southeast Oklahoma**
  - 300 MMcf/d gathering capacity
  - Centrahoma processing JV
- **Other Southwest**
  - 12 gas gathering systems
  - 3 lateral gas pipelines
- **Javelina**
  - Gas processing, fractionation, and transportation facilities
- **Appalachia**
  - Four processing plants with combined 295 MMcf/d processing capacity
  - 600K Gal/d NGL fractionation facility
  - 11 million gallon NGL storage facility
  - 80-mile NGL pipeline
- **Starfish (50% equity ownership)**
  - West Cameron dehydration facility
  - 1.2 Bcf interstate pipeline

6

MARKWEST

7 “MarkWest Energy Named #1 in Natural Gas Midstream Services Customer Satisfaction” Most Recent EnergyPoint Research, Inc. Customer Satisfaction Survey Growth Driven by Customer Satisfaction

8 Pipeline / Midstream MLP Cost of Equity 3.86% 5.28% 0.10% 0.11% 0.11% 0.11% 0 .24% 0.12% 0.0 0% 0.17% 0.15% 0.00% 0.39% 0.60% 1 .12% 0.38% 1.19% 1.58% 1.40% 0.11% 0.84% 1.04% 1.26% 1.03% 0.64% 2.06% 3.06% 1.65% 2.29% 0.28% 2.99% 3.30% 3.47% 0.23% 4.23% 0.24% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% KGS EPB SGLP SEP GEL RGN CPNO NGLS WMZ MWE* TLP HEP EPD BWP WPZ HLND OKS DEP TCLP NS DPM EEP MMLP SXL MMP TPP PAA GLP MWE BPL XTEX CQP ETP EROC KMP APL Market Yield General Partner 11.74% 7.50% 11.15% 7.78% 7.56% 7.49% 9.94% 8.32% 6.75% 9.03% 7.64% 8.50% 8.02% 8.70% 7.38% 6.99% 7.31% 8.01% 7.69% 7.49% 6.99% 6.39% 7.09% 5.64% 5.47% 5.10% 5.33% 7.54% 6.82% 7.70% 8.09% 8.17% 6.04% 5.25% 7.14% 9.38% Recent MarkWest Energy LP/GP Merger * Post transaction, market data as of March 20, 2008. Cost of equity reduction = 2.99% Source: RBC Capital Markets

9 • Compressor and pipeline expansion $25.3 • Centerpoint connection $7.0 2007 Growth Capex Summary 2007 Total: $308.7 million $221.9 $32.3 $14.3 $13.7 $1.5 $25.0 Southeast Oklahoma Appalachia Other Southwest Javelina Oklahoma East Texas Oklahoma • Compressor additions / other expansion $10.4 • Arapahoe plant expansion $5.0 • Well connects $3.8 • Grimes $3.8 • ANR connection $2.0 • Appleby new compressor/system upgrade $6.9 • Hobbs pipeline expansion $3.0 • Well connects / other expansion $4.4 • C5 enhancement $7.9 • SMR Hydrogen Production Facility $3.0 • Residue pipelines $1.6 • PSA absorbment $1.2 East Texas Other Southwest Javelina • Woodford Shale build-out $221.9 Southeast Oklahoma ($ in millions)

10 2008 Growth Capex Summary 2008 Forecast: $375 million(1) $155 $60 $55 $40 $10 $55 Southeast Oklahoma Appalachia Oklahoma East Texas Javelina Other Southwest • Carthage II Gas Plant $20 • Compressor / pipeline additions $13 • Anadarko expansion $9 • Other expansion $13 Oklahoma • Arapahoe II Gas Plant $12 • Compressor additions $22 • New well connects $6 • New well connects / other expansion $10 • SMR Hydrogen Production Facility $48 • Residue pipelines / other expansion $7 East Texas Other Southwest Javelina Southeast Oklahoma • Arkoma Connector Pipeline $40 • Compressor / pipeline additions $39 • New well connect / other expansion $34 • Scipio area CBM expansion $22 • Centrahoma Processing JV $20 Appalachia • Siloam plant expansion $23 • Boldman plant replacement / pipeline $22 • Cobb plant replacement $13 • Kenova plant expansion $2 (1) Midpoint of 2008 growth capex forecast of $350 million – $400 million ($ in millions)

Woodford Gathering, Processing and Market Access

12 Current MarkWest Woodford Gathering System • Interconnects to CenterPoint Energy Gas Transmission and Enogex, Inc • Arkoma Connector Pipeline to Bennington to be completed in mid-2009 • With ACP, will have over 750,000 mcfd of takeaway capacity Treating Capacity • Operate two large amine treating facilities at north and south end of gathering system • Owner in Centrahoma processing joint venture with Antero Resources • Separate rich and lean systems Market Access Processing Capacity Gathering System • Over 350 miles of mostly large diameter pipe • Over 19 compressor stations with 80,000 HP • Wellhead pressures from 8 psig to 75 psig Woodford and CBM Area Coverage • Coverage for over 750 miles of Woodford and CBM acreage

13 Woodford Gathering and Compression Facilities • Interconnects to CenterPoint Energy Gas Transmission and Enogex, Inc • Arkoma Connector Pipeline to Bennington to be completed in mid-2009 • With ACP, will have over 750,000 mcfd of takeaway capacity Treating Capacity • Operate two large amine treating facilities at north and south end of gathering system • Owner in Centrahoma processing joint venture with Antero Resources • Separate rich and lean systems Market Access Processing Capacity Gathering System • Over 350 miles of mostly large diameter pipe • Over 19 compressor stations with 80,000 HP • Suction Pressures from 8 psig to 75 psig Woodford and CBM Area Coverage • Coverage for over 750 miles of Woodford and CBM acreage

14 MarkWest Woodford Gathering Coverage • Interconnects to CenterPoint Energy Gas Transmission and Enogex, Inc • Arkoma Connector Pipeline to Bennington to be completed in mid-2009 • With ACP, will have over 750,000 mcfd of takeaway capacity Treating Capacity • Operate two large amine treating facilities at north and south end of gathering system • Owner in Centrahoma processing joint venture with Antero Resources • Separate rich and lean systems Market Access Processing Capacity Gathering System • Over 350 miles of mostly large diameter pipe • Over 19 compressor stations with 80,000 HP • Suction Pressures from 8 psig to 75 psig Woodford and CBM Area Coverage • Coverage for over 750 miles of Woodford and CBM acreage

15 Woodford Market Access • Interconnects to CenterPoint Energy Gas Transmission and Enogex, Inc • Arkoma Connector Pipeline to Bennington to be completed in mid-2009 • With ACP, will have over 750,000 mcfd of takeaway capacity Treating Capacity • Operate two large amine treating facilities at north and south end of gathering system • Owner in Centrahoma processing joint venture with Antero Resources • Separate rich and lean systems Market Access Processing Capacity Gathering System • Over 350 miles of mostly large diameter pipe • Over 19 compressor stations with 80,000 HP • Suction Pressures from 8 psig to 75 psig Woodford and CBM Area Coverage • Coverage for over 750 miles of Woodford and CBM acreage

16 Access to Processing Capacity • Interconnects to CenterPoint Energy Gas Transmission and Enogex, Inc • Arkoma Connector Pipeline to Bennington to be completed in mid-2009 • With ACP, will have over 750,000 mcfd of takeaway capacity Treating Capacity • Operate two large amine treating facilities at north and south end of gathering system • Owner in Centrahoma processing joint venture with Antero Resources • Separate rich and lean systems Market Access Processing Capacity Gathering System • Over 350 miles of mostly large diameter pipe • Over 19 compressor stations with 80,000 HP • Suction Pressures from 8 psig to 75 psig Woodford and CBM Area Coverage • Coverage for over 750 miles of Woodford and CBM acreage

17 Current MarkWest Treating Capacity • Interconnects to CenterPoint Energy Gas Transmission and Enogex, Inc • Arkoma Connector Pipeline to Bennington to be completed in mid-2009 • With ACP, will have over 750,000 mcfd of takeaway capacity Treating Capacity • Operate two large amine treating facilities at north and south end of gathering system • Owner in Centrahoma processing joint venture with Antero Resources • Separate rich and lean systems Market Access Processing Capacity Gathering System • Over 350 miles of mostly large diameter pipe • Over 19 compressor stations with 80,000 HP • Suction Pressures from 8 psig to 75 psig Woodford and CBM Area Coverage • Coverage for over 750 miles of Woodford and CBM acreage

18 Summary of Woodford Infrastructure & Market Access • Total market access in excess of 1 BCF per day Treating Capacity • Significant excess treating capacity • Will shortly have significant excess processing capacity Market Access Processing Capacity Gathering System • Significant gathering Infrastructure exists throughout most of the field Woodford and CBM Area Coverage • Gathering coverage for over 750 miles of Woodford and CBM acreage

Appendix

20 (7.6) 0.2 Gain (loss) on disposal of property, plant and equipment $ 70.1 (15.2) 6.2 (49.8) (0.8) (46.1) $ 175.6 Year ended December 31, 2006 $ 17.2 (13.0) (62.4) (41.7) (1.2) (57.3) $ 200.4 Year ended December 31, 2007 ($ in millions) Interest expense Taxes Non-cash derivative activity Depreciation, amortization, accretion and impairments Non-cash compensation expense Net Income Adjusted EBITDA Reconciliation of Adjusted EBITDA to Net Income